FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2019
Nonoperating Income (Expense) [Abstract]
FINANCIAL EXPENSES, NET
NOTE 15:	FINANCIAL EXPENSES, NET

	2019	2018
	$	$
Financial expenses:

Interest, bank charges and fees	(1,946)	(844)
Exchange differences, net	(1,531)	-

Total financial expenses	(3,477)	(844)
Financial income:
Interest income	188	-
Exchange differences, net	-	509

Total financial income	188	509

Total financial expenses, net	(3,289)	(335)